                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Filed by the Registrant [X]

        Filed by a Party other than the Registrant [ ]

        Check the appropriate box:

        [X]    Preliminary Proxy Statement

        [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

        [ ]    Definitive Proxy Statement

        [ ]    Definitive Additional Materials

        [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------
                               POET HOLDINGS, INC.
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


        1)     Title of each class of securities to which transaction applies:
               -----------------------------------------------------------------

        2)     Aggregate number of securities to which transaction applies:
               -----------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.
               -----------------------------------------------------------------

        4)     Proposed maximum aggregate value of transaction:
               -----------------------------------------------------------------

        5)     Total fee paid:
               -----------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


        1)     Amount Previously Paid:
               -----------------------------------------------------------------

        2)     Form, Schedule or Registration Statement No.:
               -----------------------------------------------------------------

        3)     Filing Party:
               -----------------------------------------------------------------

        4)     Date Filed:
               -----------------------------------------------------------------

                                  [POET LOGO]
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 10, 2001

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of POET HOLDINGS, INC. (the Company), a Delaware corporation, will be held on July 10, 2001 at 9:00 a.m., local time, at the Hilton Garden Inn, 2000 Bridgepointe Circle, San Mateo, California 94404, for the following purposes:

          1. To elect four (4) directors to serve for the ensuing year and until their successors are duly elected (Proposal One);

          2. To approve the amendment of the Company's 1999 Director Option Plan to (i) increase the initial automatic option grant to outside directors from 20,000 shares of Common Stock to 40,000 shares of Common Stock, (ii) increase each subsequent automatic option grant from 5,000 shares of Common Stock to 10,000 shares of Common Stock, and (iii) increase the number of shares of Common Stock reserved for issuance thereunder by 100,000 shares, from 150,000 shares to 250,000 shares (Proposal Two);

          3. To amend the Company's Bylaws to lower the quorum requirement for any meeting of stockholders to the holders of one-third of the shares entitled to vote at such meeting from the holders of one-half of the shares entitled to vote at such meeting (Proposal Three);

          4. To ratify the appointment of Deloitte & Touche LLP as independent public auditors to the Company for the fiscal year ending December 31, 2001 (Proposal Four); and

          5. To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Stockholders of record at the close of business on May 11, 2001, are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                          Sincerely,

                                          Jerry Wong
                                          Assistant Secretary

San Mateo, California
June   , 2001

                             YOUR VOTE IS IMPORTANT

     IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                              POET HOLDINGS, INC.
                                 999 BAKER WAY,
                                   SUITE 200
                          SAN MATEO, CALIFORNIA 94404
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of POET HOLDINGS, INC. (the Company) for use at the Annual Meeting of Stockholders to be held at the HILTON GARDEN INN, 2000 BRIDGEPOINTE CIRCLE, SAN MATEO, CALIFORNIA 94404, on July 10, 2001, at 9:00 a.m., local time, and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's telephone number at the address above is (650) 577-2500.

     These proxy solicitation materials and the Annual Report to Stockholders
for the year ended December 31, 2000 will first be mailed on or about June   ,
2001, to all stockholders entitled to vote at the meeting.

     THE COMPANY SHALL PROVIDE WITHOUT CHARGE TO EACH STOCKHOLDER SOLICITED BY THESE PROXY SOLICITATION MATERIALS A COPY OF THE ANNUAL REPORT TO STOCKHOLDERS, TOGETHER WITH THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE ANNUAL REPORT, UPON REQUEST OF THE STOCKHOLDER MADE IN WRITING TO POET HOLDINGS, INC., 999 BAKER WAY, SUITE 200, SAN MATEO, CALIFORNIA 94404, ATTN: JERRY WONG, VICE PRESIDENT OF FINANCE.

RECORD DATE AND SHARE OWNERSHIP

     Stockholders of record at the close of business on May 11, 2001 (the Record
Date) are entitled to notice of, and to vote at, the meeting and at any adjournment(s) thereof. The Company has one series of Common Shares outstanding, designated Common Stock, $0.001 par value per share. As of the Record Date, shares of the Company's Common Stock were issued and outstanding
and held of record by approximately        stockholders. As of the Record Date,
no shares of the Company's Preferred Stock were outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (A) delivering to the Company at its principal offices (Attention: Jerry Wong, Vice President of Finance) (i) a written notice of revocation or (ii) a duly executed proxy bearing a later date or (B) attending the meeting and voting in person.

VOTING

     On all matters each share has one vote. See Proposal One -- Election of Directors -- Vote Required.

SOLICITATION OF PROXIES

     This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the Inspector) who will be an employee of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law also provides that a quorum consists of a majority of shares entitled to vote and present or represented by proxy at the meeting.

     The Inspector will treat shares that are voted WITHHELD or ABSTAIN as being present and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for (i) the election of the nominees for directors set forth herein; (ii) the amendment to the Company's 1999 Director Option Plan to increase the size of the option grants set forth herein and to increase the number of shares reserved for issuance thereunder; (iii) the approval of an amendment to the Company's Bylaws to lower the quorum requirement for stockholder meetings to one-third of the shares entitled to vote at such meetings; (iv) the ratification of Deloitte & Touche LLP, as independent auditors of the Company for the fiscal year ending December 31, 2001; and (v) upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     If a broker indicates on the enclosed proxy or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

     In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to proposals set forth in this Proxy Statement will therefore not be considered "Votes Cast" and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2002 Annual Meeting of Stockholders must be received by the Company no later than May
  , 2002, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

     The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at the Company's 2002 Annual Meeting of Stockholders which is not eligible for inclusion in the proxy statement relating to the meeting, and the stockholder fails to give the Company notice in accordance with the requirements set forth in the Securities Exchange Act of 1934, as amended, no
later than May   , 2002, then the proxy holders will be allowed to use their discretionary authority when and if the proposal is raised at the Company's Annual Meeting in 2002.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of March 31, 2001, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) any person (including any group as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the Exchange Act)), known by the Company to be the beneficial owner of more than 5% of the Company's voting securities, (ii) each director and each nominee for director to the Company,
(iii) each of the executive officers named in the Summary Compensation Table appearing herein, and (iv) all current executive officers and directors of the Company as a group. The number and percentage of shares beneficially owned are based on the aggregate of 10,818,429 shares of Common Stock outstanding as of March 31, 2001. The Company does not know of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.

                                                                               NUMBER OF SECURITIES
                                                                              UNDERLYING UNEXERCISED
                                                                                    OPTIONS AT
                                                                                  MARCH 31, 2001
                                                     NUMBER OF    PERCENT     -----------------------
    NAMES AND ADDRESSES OF BENEFICIAL OWNERS(1)       SHARES      OF TOTAL     VESTED       UNVESTED
    -------------------------------------------      ---------    --------    ---------    ----------
OFFICERS AND DIRECTORS:
Dirk Bartels.......................................    789,836      7.30%           --           --
David Guinther(2)..................................     15,473         *        10,822       33,081
Robert Helgerth....................................         --        --        35,416       64,584
Michael Hogan(3)...................................     43,799         *         8,612       26,688
Herbert May........................................         --        --            --       20,000
Volker Smid........................................         --        --        21,875       90,625
Jorg Tewes(4)......................................     31,348         *         6,666       13,334
Jochen Witte(5)....................................    438,019      4.05%          624          376
Jerry Wong(6)......................................     38,906         *         7,916       19,584
Gert Kohler(7).....................................  1,162,935     10.75%        5,000       20,000
  c/o European Technologies Holding N.V.
  De Biender 5
  NL-1852 ED Heiloo, The Netherlands
Jerome Lecoeur(8)..................................    563,298      5.20%        5,000       20,000
  c/o INNOVACOM 1
  23 Rue Royale
  75008 Paris, France
All directors and executive officers as a group (11
  persons).........................................  3,083,614     28.50%      101,931      308,272
5% STOCKHOLDERS:
European Technologies Holding N.V.(9)..............  1,102,444     10.36%          n/a          n/a
  De Biender 5
  NL-1852 ED Heiloo, The Netherlands
INNOVACOM 1(10)....................................    552,589      5.19%          n/a          n/a
  23 Rue Royale
  75008 Paris, France
El Dorado Ventures(11).............................    552,672      5.19%          n/a          n/a
  2400 Sand Hill Road, Suite 200
  Menlo Park, CA 94025
Sigma Partners(12).................................    552,670      5.19%          n/a          n/a
  2884 Sand Hill Road, Suite 121
  Menlo Park, CA 94025

---------------
  *  Represents less than 1%.

 (1) Unless otherwise indicated, the address of each officer, director or 5% stockholder is c/o POET Holdings, Inc., 999 Baker Way, Suite 200, San Mateo, California 94404.

 (2) Includes 12,579 shares issuable upon exercise of options held by Mr. Guinther exercisable within 60 days of March 31, 2001.

 (3) Includes 7,570 shares subject to right of repurchase by us, which lapses over time.

 (4) Includes 1,458 shares subject to right of repurchase by us, which lapses over time.

 (5) Includes 150,000 shares held by Mrs. Witte and 666 shares issuable upon exercise of an option held by Mrs. Witte exercisable within 60 days of March 31, 2001. Includes an option to purchase 1,000 shares held by Mrs. Witte.

 (6) Includes 9,583 shares issuable upon exercise of options held by Mr. Wong exercisable within 60 days of March 31, 2001.

 (7) Comprised of 1,084,877 shares and a warrant to purchase 17,567 shares held by European Technologies Holding N.V., 48,393 shares held by Innovationsfonds Schleswig-Holstein & Hamburg GmbH and 12,098 shares held by TH Fonds VC GbmH. Dr. Kohler is a principal of European Technologies Holding N.V., and is a director of POET Holdings. Dr. Kohler disclaims beneficial ownership of shares held by European Technologies Holding N.V., Innovationsfonds Schleswig-Holstein & Hamburg GmbH and TH Fonds VC GmbH, except to the extent of his proportional interest in those entities.

 (8) Includes 543,682 shares held by INNOVACOM 1 and a warrant to purchase 8,907 shares held by INNOVACOM 1. Mr. Lecoeur is an investment manager with INNOVACOM 1 and is a director of POET Holdings. Mr. Lecoeur disclaims beneficial ownership of shares held by INNOVACOM 1, except to the extent of his proportional interest in INNOVACOM 1.

 (9) Comprised of 1,084,877 shares and a warrant to purchase 17,567 shares held by European Technologies Holding N.V. Mr. Albertus G.J. Lucassen is the sole managing director of European Technologies Holding N.V. and thus may be deemed to have an indirect pecuniary interest in an indeterminate portion of the shares beneficially owned by European Technologies Holding N.V. Mr. Lucassen disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(10) Includes 543,682 shares and a warrant to purchase 8,907 shares held by INNOVACOM 1. Mr. Denis Champenois is the sole general partner of INNOVACOM 1 and thus may be deemed to have an indirect pecuniary interest in an indeterminate portion of the shares beneficially owned by INNOVACOM 1. Mr. Champenois disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(11) Includes (i) 516,736 shares and a warrant to purchase 8,833 shares held by El Dorado Ventures III, L.P., (ii) 17,178 shares and a warrant to purchase 193 shares held by El Dorado Technology IV, L.P., and (iii) 9,569 shares and a warrant to purchase 163 shares held by El Dorado C&L Fund, L.P. El Dorado Ventures III, L.P., El Dorado Technology IV, L.P. and El Dorado C&L Fund are affiliated with El Dorado Ventures. Ms. Bahles was a director of POET Holdings from April 7, 1995, to March 7, 2000, and is a general partner of El Dorado Ventures and may be deemed to control El Dorado Ventures III, L.P., El Dorado Technology IV, L.P. and El Dorado C&L Fund. Accordingly, Ms. Bahles may be deemed to have an indirect pecuniary interest in an indeterminate portion of the shares beneficially owned by El Dorado Ventures III, L.P., El Dorado Technology IV, L.P. and El Dorado C&L Fund. Ms. Bahles disclaims beneficial ownership of such shares except to the extent of her pecuniary interest therein.

(12) Includes (i) 475,965 shares and a warrant to purchase 7,207 shares held by Sigma Partners III, (ii) 59,333 shares and a warrant to purchase 1,783 shares held by Sigma Associates III, and (iii) 8,184 shares and a warrant to purchase 198 shares held by Sigma Investors III. Sigma Partners III, Sigma Associates III and Sigma Investors III are affiliated with Sigma Partners. Mr. Jamieson was a director of POET Holdings from April 7, 1995, to December 1, 1999, and is a general partner of Sigma Partners and may be deemed to control Sigma Partners III, Sigma Associates III and Sigma Investors III. Accordingly, Mr. Jamieson may be deemed to have an indirect pecuniary interest in an indeterminate portion of the shares beneficially owned by Sigma Partners III, Sigma Associates III and Sigma Investors III. Mr. Jamieson disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

NOMINEES

     In February 2000, the Board of Directors changed the fixed number of directors from seven (7) to five (5) members, and four (4) directors are to be elected at the Annual Meeting of Stockholders, with one vacancy remaining. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, each of whom is currently a director of the Company. Each nominee has consented to be named a nominee in the proxy statement and to continue to serve as a director if elected. If any nominee becomes unable or declines to serve as a director, if additional persons are nominated at the meeting, or if stockholders are entitled to cumulate votes, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible (or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees), and the specific nominees to be voted for will be determined by the proxy holders.

     The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of the Company.

     The names of the nominees, all of whom are currently directors of the Company, and certain information about them as of the Record Date, are set forth below.

                                              DIRECTOR
          NAME OF DIRECTOR             AGE     SINCE                POSITION WITH THE COMPANY
          ----------------             ---    --------              -------------------------
Dirk Bartels.........................  42       1995      President, Chief Executive Officer and
                                                          Director of the Company
Dr. Gert Kohler(1)(2)................  51       1995      Director
Dr. Herbert May(2)...................  51       2000      Director
Dr. Gerhard Schulmeyer(2)............           2001      Director

---------------
(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

     One of the five seats for directors will remain open until such time as the Board of Directors and the Company select a nominee. There is no family relationship between any director or executive officer of the Company.

     Dirk Bartels is a co-founder of POET Holdings, Inc. and has served as President and Chief Executive Officer since we commenced our operations in March 1995. Prior to that time, Mr. Bartels served as a General Manager of our subsidiary Poet Software GmbH. Mr. Bartels has served as a director of our company since March 1995 and has acted as our Chairman of the Board since December 1996. Mr. Bartels received a Master of Science in Computer Science from the Technical University in Berlin, Germany.

     Dr. Gert Kohler has served as a director of POET Holdings, Inc. since March 1995 and has served as a member of the compensation committee since January 1999 and as a member of the audit committee since September 1999. Dr. Kohler has been a Managing Director of 3i Europe PLC, a venture capital and private equity company, since February 2000. Prior to this, Dr. Kohler was a Managing Director with Technologieholding, a venture capital company, from October 1987 to February 2000. Dr. Kohler holds Masters degrees in Solid State Physics and in Mathematics from the University of Stuttgart, a Masters degree in Operational Research from the University of Grenoble, and a Ph.D. in Mathematics from Institute de Recherche Mathematique Applique in France and a Master of Science in Business Administration from Institute d'Administration Enterprise in France.

     Dr. Herbert May has served as a director of POET Holdings, Inc. since November 2000. Dr. May has held several leading positions at Alcatel in both Stuttgart and Paris. His last position at Alcatel was Head of the Business Systems division. In 1994, Dr. May acting in the position of CEO took a leading role in establishing DeTeSystems in Frankfurt. In 1995, he was appointed to the Board of Deutsche Telekom AG, where he was responsible for large business customers, multimedia and systems solutions. Today, Dr. May manages his own consulting and investment company and is a member of the Advisory Board of several IT and Multimedia companies.

     Dr. Gerhard Schulmeyer has served as a director of POET Holdings, Inc. since May 2001. Dr. Schulmeyer is President and CEO of Siemens Corporation and responsible for Siemens' U.S. operations. From 1994 to 1999 he was President and CEO of Siemens Nixdorf. He headed ABB's American business from 1990 to 1994. He has also held additional executive positions at Motorola, Sony-Wega and Braun Electric. Dr. Schulmeyer serves on a number of corporate boards, including Korn/Ferry, Alcan, Ingram Micro, Zurich Financial Services, FirePond and PartMiner. He was appointed non-executive chairman of the board of Arthur D. Little in 1999. Dr. Schulmeyer is a Professor of Practice at MIT's Sloan School and holds degrees in Engineering and Management from TU Frankfurt and MIT. He is a member of several international organizations, including the US Chamber of Commerce and the German American Chamber of Commerce.

DIRECTOR COMPENSATION

     In fiscal year 2000, members of the Board of Directors were not compensated in cash for their services as members of the Board of Directors, although they were reimbursed for some of their expenses incurred in connection with attendance at Board and Committee meetings. Under the Company's 1995 Stock Plan, nonemployee directors are eligible to receive stock option grants at the discretion of the Board of Directors. In addition, the Company's 1999 Director Stock Option Plan (the Director Option Plan) was adopted by the Board of Directors on September 15, 1999, and was approved by the stockholders on November 4, 1999. The current Director Option Plan provides for the automatic and non-discretionary grant of a non-statutory stock option to purchase 20,000 shares of the Company's Common Stock to each non-employee director on the later of the effective date of the Director Option Plan or the date on which such person becomes a director. Thereafter, each non-employee director will be automatically granted a non-statutory stock option to purchase 5,000 shares of Common Stock on the date of each Annual Meeting of Stockholders at which such non-employee director is reelected to serve on the Board of Directors, if, on such date, he or she remains an outside director and has served on the Board for at least the six months preceding the Annual Meeting. The initial option grant vests 25% one year after the date of grant and an additional 25% each anniversary of the date of grant thereafter, provided that the optionee continues to serve as an outside director. Each subsequent option grant shall vest 100% four years after the date of grant. Such plan provides that the exercise price shall be equal to the fair market value of the Common Stock on the date of grant of the options.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of 9 meetings during the fiscal year ended December 31, 2000. No director serving during such fiscal year attended fewer than 50% of the aggregate of all meetings of the Board of Directors and the committees of the Board upon which such director served. The Board of Directors has two committees: the Audit Committee and the Compensation Committee.

THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors, which currently consists of directors Dr. Kohler, Dr. May and Dr. Schulmeyer, was established on September 15, 1999 and met 3 times in the last fiscal year. For the last fiscal year, the Audit Committee consisted of Dr. Kohler and former director Jerome Lecoeur. The Audit Committee recommends engagement of the Company's independent public accountants. In addition, the Audit Committee is primarily responsible for approving the services performed by the Company's independent public accountants and for reviewing and evaluating the Company's accounting procedures and its system of internal accounting controls. The Board of Directors has adopted a written charter for the Audit Committee, which charter is attached hereto as Appendix A.

THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors, which consists of Dr. Kohler, met 1 time during the last fiscal year. For the last fiscal year, the Compensation Committee consisted of Dr. Kohler and former director Jerome Lecoeur. The Compensation Committee reviews and recommends to the Board of Directors the compensation of all of our officers and directors, including stock compensation and loans, and establishes and reviews general policies relating to the compensation of the Company's employees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 2000, none of the members of the compensation committee was an officer or employee of the Company. No member of the compensation committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors.

VOTE REQUIRED

     Directors will be elected by a plurality vote of the shares of the Company's Common Stock present or represented and entitled to vote on this matter at the meeting. Accordingly, the four candidates receiving the highest number of affirmative votes of shares represented and voting on this proposal at the meeting will be elected directors of the Company. Votes withheld from a nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but, because directors are elected by a plurality vote, will have no impact once a quorum is present. See
"Voting -- Quorum; Abstentions; Broker Non-Votes."

     MANAGEMENT RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES LISTED ABOVE.

                                  PROPOSAL TWO

                     AMENDMENT TO 1999 DIRECTOR OPTION PLAN

     At the Annual Meeting, Stockholders are being asked to approve an amendment and restatement of the Company's 1999 Director Option Plan (the "Plan"). The Plan provides a means to attract and retain the best available personnel to serve as outside directors and to encourage their continued service on the Board of Directors.

PROPOSED AMENDMENT TO THE PLAN

     Subject to approval by a majority of the Stockholders, the Board of Directors has approved an amendment to the Plan to (i) increase the automatic initial option grant to each outside director to 40,000 shares of Class A Common Stock of the Company ("Common Stock") from 20,000 shares of Common Stock, (ii) increase each automatic subsequent option grant from 5,000 shares of Common Stock to 10,000 shares of Common Stock under the Plan, and (iii) increase the number of shares of Common Stock authorized to be issued under the Plan by 100,000 shares, from 150,000 shares to 250,000 shares. At the Annual Meeting, Stockholders will be requested to approve these increases and the material terms of the Plan.

     Currently, the Company offers an initial automatic option grant of 20,000 shares to each outside director upon that outside director's election to the Board of Directors and a subsequent option grant of 5,000 shares on the date of each annual meeting of stockholders thereafter, provided he or she is an outside director on the date of the subsequent grant and that he or she has served on the Board of Directors for at least the preceding six (6) months. These option grants are the Company's primary mechanism for attracting and retaining the best and most valuable outside director candidates. Outside directors, who are not employees or beneficial owners of more than 1% of the Company's voting securities, provide valuable objective input on the management of the Company. Competition among companies for the best outside director candidates is tight and the Company must increase its equity incentive offerings in order to remain competitive. Consequently, the Board of Directors believes that the automatic initial option grant to outside directors under the Plan must be increased from 20,000 shares to 40,000 shares under the Plan and that each automatic subsequent option grant must be increased from 5,000 shares to 10,000 shares under the Plan to enable the Company to attract and retain the best outside director candidates.

     Additionally, the Company currently has a limited shares number of available for grant under the Plan. Because of the increases to the initial and subsequent automatic option grants described above and the recent appointments of two outside directors, the Company anticipates that the existing number of shares reserved for issuance under the Plan will be insufficient to allow the Company to continue to offer equity incentives to future outside director candidates. Consequently, the Board of Directors believes that 100,000 additional shares must be reserved under the Plan to enable the Company to attract and retain the best outside director candidates through the granting of options under the Plan.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the amendment to (i) increase the automatic initial option grant to each outside director to 40,000 shares of Common Stock from 20,000 shares of Common Stock under the Plan, (ii) increase each automatic subsequent option grant from 5,000 shares of Common Stock to 10,000 shares of Common Stock under the Plan, and (iii) increase the number of shares available for issuance under the Plan by 100,000 shares, form 150,000 shares to 250,000 shares (the "Amendment").

SUMMARY DESCRIPTION OF THE PROPOSED PLAN

     The following description of the proposed Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained by Stockholders of the Company upon written request directed to the Company's Secretary at the address listed on the first page of this Proxy Statement.

  Purpose of the Plan

     The Plan was adopted to attract the best available personnel for service as outside directors of the Company, to provide additional incentive to the outside directors of the Company to serve as directors, and to encourage their continued service on the Board of Directors. Options granted under the Plan are nonstatutory stock options and are not intended to qualify as "incentive stock options" under the requirements of Section 422 of the Internal Revenue Code of 1986, as amended ("Code").

  Administration and Grants of Options under the Plan.

     The option grants under the Plan are automatic and non-discretionary. The Plan provides for an initial grant of an option to purchase 40,000 shares of Common Stock to each of the Company's "outside directors" upon the later of the effective date of the Plan or the date on which an individual first becomes an outside director. In addition, each outside director will automatically be granted a subsequent option to purchase 10,000 shares of the Company's Common Stock on the date of each annual meeting of stockholders, provided that as of that date the outside director is then an outside director and has served on the Board of Directors for at least six months.

  Securities Subject to the Plan.

     The maximum aggregate number of shares of Common Stock of the Company reserved for issuance under the Plan is 250,000 shares. Shares of Common Stock that are subject to Stock Options which for any reason terminate or expire without being exercised shall again be available for granting under the Plan.

  Directors Who May Participate in the Plan.

     Options may be granted under the Plan only to "outside directors," of which there are currently three (3). The Plan defines an "outside director" as a director who is not an employee of the Company and is not a "beneficial owner," directly or indirectly, of securities of the Company representing more than one percent (1%) of the total voting power represented by the Company's outstanding voting securities on the date of an option grant under the Plan. Option grants under the Plan are automatic and nondiscretionary.

  Terms and Conditions of Options.

     Option Exercise Price. The exercise price of the options is 100% of the fair market value of the common stock on the grant date.

     Option Agreement. Options under the Plan shall be evidenced by written option agreements in such form as the Board of Directors shall approve.

     Term and Exercisability of Options. The term of each option is ten years. Each initial option granted to an outside director vests as to 25% of the optioned stock one year after the date of grant, and as to an additional 25% of the optioned stock on each anniversary of the date of grant, provided that the optionee continues to serve as an outside director on such date so that 100% of the optioned stock may be exercisable 4 years after the date of grant. Each subsequent option grant to an outside director vests as to 100% of the optioned stock 4 years after the date of grant.

     Termination of Directorship. In the event that an optionee's directorship with the Company is terminated for any reason other than death or disability, the optionee may exercise his or her options within three (3) months following the date of such termination. In the event of the termination of an optionee's directorship by reason of such optionee's disability or death, optionee may exercise his or her options within twelve (12) months following the date of such termination.

  Changes in Capitalization.

     In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments will be made in the number and class of shares of stock subject to the Plan, and the number and class of shares of stock subject to any option outstanding under the Plan, and the exercise price of any such outstanding option.

     In the event of a liquidation or dissolution, any unexercised options will terminate.

     In the event of the sale of all or substantially all of the Company's assets or the merger of the Company with or into another corporation, all outstanding options under the Plan may either be assumed or an equivalent option may be substituted by the surviving entity. Following such assumption or substitution, if the outside director is terminated other than upon a voluntary resignation, the assumed or substituted options will vest and become exercisable in full. If no assumption or substitution occurs, each such option will vest and become exercisable in full.

     Limitations on Transfer. No Stock Option granted under the Plan may be transferred by an optionee other than by will or the laws of descent and distribution and, during the lifetime of an optionee, the option will be exercisable only by the optionee.

     Exercise of Options. Stock Options are deemed to be exercised upon receipt by the Company of written notice of such exercise and full payment for the shares covered by the exercise. The exercise price is payable by cash, check, other shares of the Company's stock, cashless exercise or any combination of the foregoing upon exercise of the Stock Option.

     Amendment or Termination. The Plan provides that the Board may at any time amend, alter, and/or terminate the Plan; provided, however the Board shall not amend the Plan in any manner which would impair the rights of any optionee under any grant previously made without such optionee's consent. To the extent necessary to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain stockholders' approval of any amendment to the Plan in such a manner and to such a degree as required.

     Unless sooner terminated by the Board, the Plan will terminate in September 2009, and no further options may be granted thereafter.

  Certain United States Federal Income Tax Information.

     The following is only a brief summary of the effect of federal income taxation upon the participant and the Company under the Plan based upon the Code. This summary does not purport to be complete and does not discuss the income tax laws of any municipality, state or country outside of the United States in which a participant may reside.

     All options that do not qualify as incentive stock options are taxed as nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon the exercise of a nonstatutory stock option, the optionee will generally recognize ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The ordinary income recognized upon exercise of a nonstatutory stock option by an optionee who is also an employee of the Company will be treated as wages for tax purposes and will be subject to tax withholding out of the current compensation, if any, paid to the optionee. Upon resale of such shares by the optionee, any difference between the sale price and fair market value on the date of exercise will be treated as capital gain (or loss).

                               NEW PLAN BENEFITS

                                                               DOLLAR
                NAME AND PRINCIPAL POSITIONS                  VALUE($)    NUMBER OF UNITS
                ----------------------------                  --------    ---------------
Dirk Bartels................................................     --               --
  President, Chief Executive Officer and Director
David Guinther..............................................     --               --
  Vice President of Sales
Robert Helgerth.............................................     --               --
  Vice President of European Sales and Marketing
Michael Hogan...............................................     --               --
  Vice President of Corporate Development
Jochen Witte................................................     --               --
  Chief Financial Officer, Executive Vice President of
  European Operations and General Manager
Jerry Wong..................................................     --               --
  Executive Vice President of U.S. Operations and Vice
  President of Finance
Executive Group.............................................     --               --
Non-Executive Director Group................................  [      ]        60,000
Non-Executive Officer Employee Group........................     --               --
Gert Kohler.................................................  [      ]        10,000
  Director
Dr. Herbert May.............................................  [      ]        10,000
  Director
Dr. Gerhardt Schulmeyer.....................................  [      ]        40,000
  Director

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE THE AMENDMENT OF THE COMPANY'S 1999 DIRECTOR OPTION PLAN TO INCREASE THE INITIAL AUTOMATIC OPTION GRANT TO DIRECTORS FROM 20,000 SHARES OF COMMON STOCK TO 40,000 SHARES AND EACH SUBSEQUENT AUTOMATIC OPTION GRANT FROM 5,000 SHARES OF COMMON STOCK TO 10,000 SHARES OF COMMON STOCK.

                                 PROPOSAL THREE

                              AMENDMENT TO BYLAWS

     The Board of Directors has adopted resolutions setting forth the proposed amendment to Section 2.7 of the Company's Bylaws (the Amendment), the advisability of the Amendment, and a call for submission of the Amendment for approval by the Company's stockholders at the Annual Meeting. The following is the text of Section 2.7 of the Bylaws of the Company, as proposed to be amended:

     "The holders of at least one third ( 1/3) of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed."

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

     The current Bylaws of the Company require the votes of the holders of a majority of the stock issued and outstanding and entitled to vote at all meetings of the stockholders for the transaction of business, present in person or represented by proxy, in order to constitute a quorum at such meetings. Under Delaware law, the Company may lower its quorum requirement to the holders of one-third of the stock issued and outstanding and entitled to vote at all meetings.

     The Company anticipates that as its stockholder base in the United States decreases and its stockholder base outside the United States increases, it will become increasingly more difficult to obtain the current quorum as contained in the Bylaws at future stockholder meetings and thus significantly impair the Company's ability to conduct business. Without stockholder consent, the Company may not be able to, among other things, alter or amend its stock option plans, conduct certain types of mergers and acquisitions, or raise capital in certain types of transactions.

     As a private corporation, the ownership of the Company's stock was easily identifiable and the current higher quorum requirement was not an impediment, since votes could be solicited directly from a majority of the shares entitled to vote at stockholders' meetings. However, because the Company's stock is traded only on the Neuer Markt of the Frankfurt Stock Exchange, an increasingly large number of its stockholders is outside of the United States. Since United States securities laws require all publicly-traded corporations to solicit stockholder votes and deliver proxy statements according to strictly prescribed rules, an infrastructure has developed in the United States to facilitate the solicitation of stockholder votes and the distribution of proxy statements to stockholders. However, a similar infrastructure has not developed outside of the United States. Consequently, as the number of the Company's stockholders outside the United States increases, the Company anticipates that it will receive fewer responses to its stockholder solicitations. Under the current quorum requirement contained in the Bylaws, if the holders of a majority of the stock issued and outstanding and entitled to vote at a meeting of the stockholders fail to respond to the Company's stockholder vote solicitation, the Company will be able to obtain a quorum for that meeting and its ability to conduct business will be significantly impeded.

     The Board of Directors believes that it is in the Company's best interest to amend the Bylaws to decrease the quorum requirement for all meetings of stockholders to the holders of one-third ( 1/3) of the stock issued and outstanding and entitled to vote at all meetings of the stockholders for the transaction of business, present in person or represented by proxy. The Board believes that without the proposed amendment, there is an increasing danger that the Company will not be able to obtain a quorum at future stockholder meetings, thus hindering the Company's ability to conduct business. Without stockholder consent, the Company may not be able to, among other things, alter or amend its stock option plans, conduct certain types of mergers and acquisitions, or raise capital in certain types of transactions. The Board believes that the proposed amendment will increase the likelihood that the Company will be able to obtain a quorum.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is necessary for approval of the proposed amendment. Therefore, abstentions and broker non-votes (which may occur if a beneficial owner of stock where shares are held in a brokerage or bank account fails to provide the broker or the bank voting instructions as to such shares) effectively count as votes against the proposed amendment.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S BYLAWS TO LOWER THE QUORUM REQUIREMENT FOR ANY MEETING OF STOCKHOLDERS TO THE HOLDERS OF ONE-THIRD OF THE SHARES ENTITLED TO VOTE AT SUCH MEETING FROM THE HOLDERS OF ONE-HALF OF THE SHARES ENTITLED TO VOTE AT SUCH MEETING.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth certain information regarding the compensation of the Chief Executive Officer of the Company and the five next most highly compensated executive officers of the Company (the Named Executive Officers) for services rendered in all capacities to the Company in the fiscal year ended December 31, 2000. The entries under the column heading All Other Compensation in the table represent the cost of term life insurance for each Named Executive Officer.

                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                                                           COMPENSATION
                                                                              AWARDS
                                                                           ------------
                                                 ANNUAL COMPENSATION        SECURITIES
                                     FISCAL   --------------------------    UNDERLYING        ALL OTHER
   NAME AND PRINCIPAL POSITIONS       YEAR    SALARY($)(A)   BONUS($)(A)    OPTIONS(#)    COMPENSATION($)(A)
   ----------------------------      ------   ------------   -----------   ------------   ------------------
Dirk Bartels.......................   2000      $223,774       $10,000            --            $1,535(e)
  President and Chief Executive
  Officer                             1999       214,793           325                             433(e)
David Guinther.....................   2000       216,373(b)                   10,000               120(e)
  Vice President of Sales             1999       231,419(g)        325        40,000               303(e)
Robert Helgerth....................   2000       151,405(c)         --            --             5,525(f)
  Vice President of European Sales
  and Marketing
Michael Hogan......................   2000       160,000        48,500        37,500               108(e)
  Vice President of Corporate         1999       119,731        27,825                             433(e)
  Development
Jochen Witte.......................   2000       117,659(d)         --            --             6,821(f)
  Chief Financial Officer,
  Executive                           1999       162,618(h)         --                          14,000(f)
  Vice President of European
  Operations and General Manager
Jerry Wong.........................   2000       160,000        25,000            --               180(e)
  Executive Vice President of U.S.    1999       150,000           325        20,000               433(e)
  Operations and Vice President of
  Finance

---------------
(a) For Mssrs. Bartels, Helgerth and Witte, such amounts include U.S. dollar amounts, includes converted from Deutsche Mark based on an exchange rate of DM2.12 to the dollar, the average exchange rate for 2000, and an exchange rate of DM1.84 to the dollar, the average exchange rate for 1999.

(b) Includes $72,373 earned as commissions.

(c) Includes $35,484 earned as commissions.

(d) Includes $25,103 earned as commissions.

(e) Consists of premiums paid by us for term life insurance.

(f) Represents the dollar value of the benefit to the executive officer for the company-sponsored automobile and of the remainder of a premium paid by us for term life insurance.

(g) Includes $106,419 earned as commissions.

(h) Includes $70,107 earned as commissions.

     OPTION GRANTS IN LAST FISCAL YEAR. The following table sets forth information with respect to stock options granted to each of the named executive officers during the fiscal year ended December 31, 2000. All of these options were granted under our 1995 Stock Plan and have a term of 10 years, subject to earlier termination in the event the optionees' services to us cease.
See -- Incentive Stock Plans for a description of material terms of these options. In accordance with the rules of the U.S. Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option, the period from the grant date to the expiration date, based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on assumed rates of appreciation and do not represent our estimate of our future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED
                            NUMBER OF    PERCENT OF TOTAL                                   ANNUAL RATES OF
                            SECURITIES   OPTIONS GRANTED                                  STOCK APPRECIATION
                            UNDERLYING     TO EMPLOYEES       EXERCISE                    FOR OPTION TERM(3)
                             OPTIONS          DURING           PRICE       EXPIRATION   -----------------------
           NAME             GRANTED(#)      PERIOD(1)       ($/SHARE)(2)      DATE          5%          10%
           ----             ----------   ----------------   ------------   ----------   ----------   ----------
Dirk Bartels..............        --            --                --              --            --           --
David Guinther............    10,000           1.6             14.39          8/8/10    $   90,498   $  229,340
Robert Helgerth...........        --            --                --              --            --           --
Michael Hogan.............    25,000           3.9             65.17        12/31/09    $1,024,627   $2,596,605
                              12,500           2.0             14.39         6/30/10    $  113,122   $  286,674
Jochen Witte(4)...........        --            --                --              --            --           --

---------------
 * less than 1% of the total options granted to employees during the fiscal year ended December 31, 2000.

(1) Based on an aggregate of 635,420 options we granted under the 1995 Stock Plan during the fiscal year ended December 31, 2000, to employees of and consultants to POET Holdings, Inc., including the named executive officers.

(2) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock, as determined by reference to the closing price reported on the Neuer Markt of the Frankfurt Stock Exchange or the date of grant, or as determined by the Board of Directors prior to the Company's securities being traded on the Neuer Markt of the Frankfurt Stock Exchange. The Board of Directors based its determination on the Company's financial results and prospects or the share price derived for arms-length transactions.

(3) Potential realizable values are (i) net of exercise price before taxes, (ii) based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the ten-year option term, (iii) based on the assumption that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price and converted from euros to U.S. dollars at an exchange rate reported by The Wall Street Journal for December 31, 2000 of $0.942 per euro. These numbers are calculated based on the requirements promulgated by the Commission and do not reflect the Company's estimate of future stock price growth.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth stock option exercises and the value of unexercised stock options held by the named executive officers during the last fiscal year.

                                                          NUMBER OF SECURITIES
                                                               UNDERLYING          VALUE OF UNEXERCISED
                                                          UNEXERCISED OPTIONS     IN-THE-MONEY OPTIONS AT
                               SHARES         VALUE       AT DECEMBER 31, 2000     DECEMBER 31, 2000(2)
                            ACQUIRED ON      REALIZED     --------------------    -----------------------
           NAME             EXERCISE(#)       ($)(1)      VESTED     UNVESTED      VESTED       UNVESTED
           ----             ------------    ----------    -------    ---------    ---------    ----------
Dirk Bartels..............         --       $       --        --          --       $    --      $     --
David Guinther............     21,597        1,136,942     8,941      34,962        58,629       199,973
Robert Helgerth...........         --               --    29,166      70,834            --            --
Michael Hogan.............     56,200        1,419,612     6,250      31,250            --            --
Jochen Witte(3)...........         --               --       562         438         4,951         3,113
Jerry Wong................     32,500          237,883     5,416      22,084            --        77,175

---------------
(1) Market value of the Company's Common Stock at the exercise date minus the exercise price.

(2) Market value of the Company's Common Stock at fiscal year-end minus the exercise price. The market value of the Company's Common Stock on December 31, 2000, was $10.84 per share, based on an exchange rate of $0.942 per 1.00 euro, the exchange rate in effect on December 29, 2000, as reported by The Wall Street Journal.

(3) Includes 1,000 options granted to Mrs. Witte, an employee.

CHANGE OF CONTROL AND SEVERANCE AGREEMENTS

     We entered into an employment contract with Jorg Tewes on September 29, 1997, which provides that Mr. Tewes will serve as a managing director of POET Software GmbH for a term ending on the last day of the month in which Mr. Tewes turns 60 years old. Either Mr. Tewes or we may terminate this agreement at the end of each calendar quarter by giving at least three months' written notice, except that we can terminate Mr. Tewes' employment with us sooner if he materially breaches his duties under this agreement. As part of his remuneration, we granted Mr. Tewes options to purchase 20,000 shares of our common stock, which vest over a four-year period beginning on July 1, 1998.

     We entered into an employment contract with Jochen Witte on May 19, 1993, which, as amended on September 10, 1998, provides that Mr. Witte will serve as our managing director for a term ending on the last day of the month in which Mr. Witte turns 60 years old. Either Mr. Witte or we may terminate this agreement at the end of each calendar quarter by giving at least three months' written notice, except that we can terminate Mr. Witte's employment with us sooner if he materially breaches his duties under this agreement.

     We entered into a Change of Control Severance Agreement with Michael Hogan on April 2, 1997, which provides that in the event Mr. Hogan's employment is terminated within 12 months of a change of control of the Company, the vesting of his stock options will accelerate as to that number of options equal to that number of options that would vest over the next 12 months.

     We entered into a Change of Control Severance Agreement with Carol Curry on August 1, 1997, which provides that in the event Ms. Curry's employment is terminated within 12 months of a change of control of the Company, the vesting of her stock options will accelerate as to that number of options equal to that number of options that would vest over the next 12 months.

     We entered into a Change of Control Severance Agreement with Jerry Wong on November 14, 1995, which provides that in the event Mr. Wong's employment is terminated within 12 months of a change of control of the Company, the vesting of his stock options will accelerate as to that number of options equal to that number of options that would vest over the next 12 months.

                         REPORT OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

     The following is the report of the audit committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2000, which include the consolidated balance sheets of the Company as of December 31, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2000, and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

REVIEW WITH MANAGEMENT

     The audit committee has reviewed and discussed the Company's audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT ACCOUNTANTS

     The audit committee has discussed with Deloitte & Touche LLP, the Company's independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards) which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

     The audit committee has also received written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with Deloitte & Touche LLP its independence from the Company.

CONCLUSION

     Based on the review and discussions referred to above, the committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

                                          Respectfully Submitted By:

                                          THE AUDIT COMMITTEE OF THE BOARD OF
                                          DIRECTORS

                                          Gert Kohler
                                          Jerome Lecoeur

Dated: May 1, 2001

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

     The following is the report of the Compensation Committee of the Board of Directors with respect to the compensation paid to the Company's executive officers during the fiscal year ended December 31, 2000. Actual compensation earned during fiscal 2000 by the named executive officers is shown in the Summary Compensation Table.

INTRODUCTION

     The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company, and establishes the compensation plans and specific compensation levels for executive officers. The Committee strives to ensure that the Company's executive compensation programs will enable the Company to attract and retain key people and motivate them to achieve or exceed certain key objectives of the Company by making individual compensation directly dependent on the Company's achievement of certain financial goals, such as profitability and asset management and by providing rewards for exceeding those goals.

COMPENSATION PROGRAMS

     Base Salary. The Committee establishes base salaries for executive officers. Base pay increases vary according to individual contributions to the Company's success and comparisons to similar positions within the Company and at other comparable companies.

     Bonus Plans. Each executive officer participates in the Management Bonus Plan which provides for the payment of a quarterly bonus determined by a formula based on improvements of pre-tax profits and asset management over preset threshold levels for each operating group or business unit.

     Stock Options. The Committee believes that stock options provide additional incentive to officers to work towards maximizing stockholder value. The Committee views stock options as one of the more important components of the Company's long-term, performance-based compensation philosophy. These options are provided through initial grants at or near the date of hire and through subsequent periodic grants. Options granted by the Company to its executive officers and other employees have exercise prices equal to the fair market value at the time of grant. Options vest and become exercisable at such time as determined by the Board. The initial option grant is designed to be competitive with those of comparable companies for the level of the job that the executive holds and is designed to motivate the officer to make the kind of decisions and implement strategies and programs that will contribute to an increase in the Company's stock price over time. Periodic additional stock options within the comparable range for the job are granted to reflect the executives ongoing contributions to the Company, to create an incentive to remain at the Company and to provide a long-term incentive to achieve or exceed the Company's financial goals.

     Other. In addition to the foregoing, officers participate in compensation plans available to all employees, such as a quarterly profit sharing plan and participation in both the Company's 401(k) retirement plan and employee stock purchase plan. See Executive Compensation -- Other Employee Benefit Plans.

COMPENSATION LIMITATIONS

     The Company has considered the potential future affects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company's executive officers. Under Section 162(m) of the Internal Revenue Code, adopted in August 1993, and regulations adopted thereunder by the Internal Revenue Service, publicly-held companies may be precluded from deducting certain compensation paid to an executive officer in excess of $1.0 million in a year. The regulations exclude from this limit performance-based compensation and stock options provided certain requirements, such as stockholder approval, are satisfied. The Company plans to take actions, as necessary, to insure that its stock option plans and executive annual cash bonus plans qualify for exclusion.

                                          Respectfully Submitted By:

                                          THE COMPENSATION COMMITTEE OF THE
                                          BOARD OF DIRECTORS

                                          Gert Kohler
                                          Jerome Lecoeur

Dated: May 1, 2001

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the annual percentage change in the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of the Neuer Markt of the Frankfurt Stock Exchange and of the NEMAX 50 and NEMAX All-Share indices for the period commencing November 16, 1999 and ending on December 31, 2000. Returns for the indices are weighted based on market capitalization at the beginning of each measurement point.

                            CUMULATIVE TOTAL RETURN

LOGO

----------------------------------------------------------------------------------
                                                   11/16/99    5/30/00    12/31/00
----------------------------------------------------------------------------------
 POET Holdings, Inc.                                 100        95.06      181.47
----------------------------------------------------------------------------------
 NEMAX 50 Index                                      100       108.15      119.09
----------------------------------------------------------------------------------
 NEMAX All-Share Index                               100       107.14      132.10
----------------------------------------------------------------------------------

(1) The graph assumes that $100 was invested on November 16, 1999, in the Company's Common Stock, in the NEMAX 50 Index and in the NEMAX All-Share Index and that all dividends were reinvested. No dividends have been declared or paid on the Company's Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

     The information contained above under the captions Report of the Board of Directors on Executive Compensation and Performance Graph shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the SEC). Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a). A late report on Form 4 was filed by David Guinther in December 2000 with respect to his exercise of a stock option in May 2000. A late report on Form 4 was filed by Michael Hogan in April 2000 with respect to his exercise of a stock option in

January 2000. A late report on Form 4 was filed by Jerry Wong in April 2000 with respect to his exercise of a stock option in January 2000. A late report on Form 4 was filed by Carol Curry in April 2000 with respect to her exercise of a stock option in January 2000. A late Form 3 was filed by the Company on May 16, 2001 with respect to the appointment of Dr. Gerhard Schulmeyer to the Board of Directors. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, other than the exceptions described in this paragraph, during fiscal 2000 all executive officers and directors of the Company complied with all applicable filing requirements.

                           RELATED PARTY TRANSACTIONS

     In the Company's last fiscal year, there has not been nor is there currently proposed any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of the common stock of the Company or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than (1) compensation agreements and other arrangements, which are described where required in Change of Control and Severance Agreements and (2) the transactions described below.

INDEMNIFICATION

     The Company has entered into indemnification agreements with each of its directors and officers. These indemnification agreements require the Company to indemnify its directors and officers to the fullest extent permitted by Delaware law.

CONFLICT OF INTEREST POLICY

     The Company believes that all transactions with affiliates described above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. The Company's policy is to require that a majority of the independent and disinterested outside directors on the Board approve all future transactions between POET and its officers, directors, principal stockholders and their affiliates. Such transactions will continue to be on terms no less favorable to the Company's than it could obtain from unaffiliated third parties.

     All future transactions, including loans, between the Company and its officers, directors, principal stockholders and their affiliates will be approved by a majority of the Board, including a majority of the independent and disinterested outside directors, and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                                 PROPOSAL FOUR

           RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC AUDITORS
                  FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001

     The Board of Directors has selected Deloitte & Touche LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2001, and recommends that stockholders vote for ratification of such appointment. Although action by stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection or a ratification, the Board of Directors, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board of Directors determines that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote or ratification, the Board of Directors will reconsider its selection.

     Deloitte & Touche LLP has audited the Company's financial statements since the fiscal year ended 1995. Representatives of Deloitte & Touche LLP are expected to be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so. The representatives of Deloitte & Touche LLP are also expected to be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees billed by Deloitte & Touche LLP to the Company for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ending December 31, 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for the fiscal year ending December 31, 2000 were $178,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The aggregate fees billed by Deloitte & Touche LLP to the Company for professional services rendered with respect to financial information system design and implementation for the fiscal year ending December 31, 2000 were $0.

ALL OTHER FEES

     The aggregate fees billed by Deloitte & Touche LLP to the Company for services rendered other than audit fees and financial information system design and implementation fees for the fiscal year ending December 31, 2000 were $36,000.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: June   , 2001

                                                                      APPENDIX A

                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                       OF
                              POET HOLDINGS, INC.

     The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

     The members of the Audit Committee shall meet the independence and experience requirements of the Neuer Markt of the Frankfurt Stock Exchange. The members of the Audit Committee shall be appointed by the Board.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Audit Committee shall make regular reports to the Board.

     The Audit Committee shall:

          1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

          2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

          3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

          4. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q.

          5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

          6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

          7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

          8. Approve the fees to be paid to the independent auditor.

          9. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.

          10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

          11. Review the appointment and replacement of the senior internal auditing executive.

          12. Review the significant reports to management prepared by the internal auditing department and management's responses.

          13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

          14. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

          15. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct.

          16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

          17. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

             (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

             (b) Any changes required in the planned scope of the internal audit.

             (c) The internal audit department responsibilities, budget and staffing.

          18. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

                                      PROXY
                               POET HOLDINGS, INC.
                       2001 ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 10, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of POET HOLDINGS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated June __, 2001, and hereby appoints Dirk Bartels and Jerry Wong each as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of POET HOLDINGS, INC. to be held on July 10, 2001 at 9:00 a.m. local time, the Hilton Garden Inn, 2000 Bridgepointe Circle, San Mateo, California 94404, and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side. (Continued, and to be signed on the other side.)

1.      ELECTION OF DIRECTORS:               FOR         WITHHOLD
        NOMINEES:                                        FOR ALL


        Dirk Bartels                         [ ]           [ ]

        Dr. Gert Kohler                      [ ]

        Dr. Herbert May                      [ ]

        Dr. Gerhard Schulmeyer               [ ]

        ----------------------
        INSTRUCTION: To withhold
        authority to vote for any
        individual nominee, write that
        nominee's name in the space
        provided below.

2.      Approval of the amendment to         FOR         AGAINST         ABSTAIN
        the 1999 Director Option Plan
        to (i) increase the initial          [ ]           [ ]             [ ]
        automatic option grant to
        outside directors from 20,000
        shares of Common Stock to
        40,000 shares of Common Stock,
        (ii) increase each subsequent
        automatic option grant from
        5,000 shares of Common Stock
        to 10,000 shares of Common
        Stock, and (iii) increase the
        number of shares of Common
        Stock reserved under the Plan
        by 100,000 shares, from
        150,000 shares to 250,000
        shares.

            (continued and to be signed and dated on the other side)

                           (continued from other side)


3.      Approval to amend the                FOR         AGAINST         ABSTAIN
        Company's Bylaws to lower the
        quorum requirement for any           [ ]           [ ]             [ ]
        meeting of stockholders to the
        holders of one-third of the
        shares entitled to vote at
        such meeting from the holders
        of one-half of the shares
        entitled to vote at such
        meeting.


4.      Appointment of Deloitte &            FOR         AGAINST         ABSTAIN
        Touche LLP as independent
        auditors of POET Holdings,           [ ]           [ ]             [ ]
        Inc. for the fiscal year
        ending December 31, 2001.

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE COMPANY'S NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS, THE APPROVAL OF THE AMENDMENT TO THE 1999 DIRECTOR OPTION PLAN, AND THE APPOINTMENT OF DELOITTE & TOUCHE LLP OR AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OF THE MEETING.

                                             This proxy should be marked, dated
                                             and signed by the stockholder(s)
                                             exactly as his or her name appears
                                             hereon, and returned promptly in
                                             the enclosed envelope. Persons
                                             signing in a fiduciary capacity
                                             should so indicate. If shares are
                                             held by joint tenants or as
                                             community property, both should
                                             sign.

                                             Signature(s) ______________________

                                             Dated ______________________ , 2001